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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 2005




                                 OCCULOGIX, INC.
             (Exact name of Registrant as specified in its Charter)


         Delaware                    000 51030           59-343-4771
(State or other Jurisdiction)       (Commission         (IRS Employer
     of Incorporation)              File Number)      Identification No.)


                     2600 Skymark Avenue, Unit 9, Suite 201
                          Mississauga, Ontario L4W 5B2
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (905) 602-0887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 Election of Directors

On May 2, 2005, the Company issued a press release announcing that Adrienne L. Graves, Ph.D. had been appointed to the Board of Directors of the Company by the current directors. Dr. Graves is not expected to be named to any committees of the Board of Directors at this time.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1  Press Release of OccuLogix, Inc. dated May 2, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           OCCULOGIX, INC.

Date:  May 4, 2005
                                            By: /s/ Elias Vamvakas
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                                                    Elias Vamvakas
                                                    Chief Executive Officer